Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aleris International, Inc. (the “Company”) on Form 10-Q for the quarterly and year to date period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven J. Demetriou, Chairman of the Board and Chief Executive Officer of the Company, and I, Sean M. Stack, Executive Vice President and Chief Financial Officer, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEVEN J. DEMETRIOU
Name:	Steven J. Demetriou
Title:	Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: August 12, 2008

/s/ SEAN M. STACK
Name:	Sean M. Stack
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: August 12, 2008